                                                                    EXHIBIT 99.5

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2007

FIRST GUARANTY BANK

(Exact name of registrant as specified in its charter)

  Louisiana                               14028                                72-0201420
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(State or other jurisdiction   (Certificate Number)          (I.R.S. Employer
          of incorporation)                                                         Identification No.)

                      400 East Thomas Street
                      Hammond, Louisiana                                                   70401
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(Address of principal executive offices)                  (Zip Code)

(985) 345-7685
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(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 26, 2007, Michael F. Lofaso announced his resignation from First Guaranty Bank. Mr. Lofaso, an executive officer of the bank, served in the capacity of Chief Credit Officer. Mr. Lofaso has elected to pursue a career opportunity with Statewide Bank, headquartered in Covington, Louisiana as an Area President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANK
(Registrant)

Date:  January 31, 2007                                                                         By:   /s/ Michele E. LoBianco
Michele E. LoBianco
Senior Vice President and
Chief Financial Officer